EATON VANCE TABS SHORT-TERM MUNICIPAL BOND FUND

EATON VANCE TABS INTERMEDIATE-TERM MUNICIPAL BOND FUND

Supplement to Summary Prospectuses dated June 1, 2019 and Prospectus dated June 1, 2019

Each Fund is managed by Eaton Vance Management (“EVM”), a wholly-owned subsidiary of Eaton Vance Corp. (“EVC”). Members of EVM’s Tax Advantaged Bond Strategies (“TABS”) division are portfolio managers of each Fund. In connection with a strategic initiative being implemented by EVC, members of EVM’s TABS division will join Parametric Portfolio Associates LLC (“Parametric”). Parametric is an indirect wholly-owned subsidiary of EVC. The TABS division will continue to operate from their current offices in New York and there will be no changes to the manner in which they conduct portfolio management activities for the Funds in connection with the foregoing changes.

In connection with the foregoing, the Board of Trustees of each Fund has approved EVM’s delegation of the day-to-day investment management of each Fund to Parametric effective January 15, 2020. On such date, Parametric will become sub-adviser of each Fund. Accordingly, the following changes are effective January 15, 2020:

1.  Eaton Vance TABS Short-Term Municipal Bond Fund will change its name to Parametric TABS Short-Term Municipal Bond Fund

2.  Eaton Vance TABS Intermediate-Term Municipal Bond Fund will change its name to Parametric TABS Intermediate-Term Municipal Bond Fund

3.  References to “investment adviser”, with respect to the day-to-day management of a Fund, including implementation of a Fund’s investment strategies shall mean Parametric. Additionally, references to “investment adviser” with respect to any expense reimbursement shall also include “sub-adviser”.

4.  The following replaces “Management” under “Fund Summaries - Parametric TABS Short-Term Municipal Bond Fund”:

Management

Investment Adviser. Eaton Vance Management (“Eaton Vance”).

Investment Sub-Adviser. Parametric Portfolio Associates LLC (“Parametric”).

Portfolio Managers

The portfolio managers of the Fund are part of Parametric’s Tax-Advantaged Bond Strategies (“TABS”) division.

James H. Evans, (lead portfolio manager) Chief Investment Officer, Fixed Income of Parametric, has managed the Fund since it commenced operations in March 2009.

Brian C. Barney, Managing Director, Institutional Portfolio Management of Parametric, has managed the Fund since June 2010.

Devin C. Cooch, Director, Portfolio Management of Parametric, has managed the Fund since July 2013.

5.  The following replaces “Management” under “Fund Summaries - Parametric TABS Intermediate-Term Municipal Bond Fund”:

Management

Investment Adviser. Eaton Vance Management (“Eaton Vance”).

Investment Sub-Adviser. Parametric Portfolio Associates LLC (“Parametric”).

Portfolio Managers

The portfolio managers of the Fund are part of Parametric’s Tax-Advantaged Bond Strategies (“TABS”) division.

James H. Evans, (lead portfolio manager) Chief Investment Officer, Fixed Income of Parametric, has managed the Fund since it commenced operations in February 2010.

Brian C. Barney, Managing Director, Institutional Portfolio Management of Parametric, has managed the Fund since June 2010.

Christopher J. Harshman, Director, Portfolio Management of Parametric, has managed the Fund since June 2010.

6.  The following replaces the first and second paragraph under “Management and Organization”:

Management. Each Fund’s investment adviser is Eaton Vance Management (“Eaton Vance”), a wholly-owned subsidiary of Eaton Vance Corp., with offices at Two International Place, Boston, MA 02110. Eaton Vance and its predecessor organizations have been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its affiliates currently manage over $497 billion on behalf of mutual funds, institutional clients and individuals.

Pursuant to investment sub-advisory agreements, Eaton Vance has delegated the investment management of each Fund to Parametric, an indirect wholly–owned subsidiary of Eaton Vance Corp., with offices at 800 Fifth Avenue, Suite 2800, Seattle, WA 98104. Eaton Vance pays Parametric a portion of the advisory fee for sub-advisory services provided to the Fund.

The Funds’ semiannual report covering the fiscal period ended July 31 provides information regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements. The Funds’ annual report covering the fiscal period ended January 31 will provide information regarding the basis for the Trustees’ approval of the Funds’ investment sub-advisory agreements.

7.  The following replaces paragraphs six through eight under ”Management and Organization”:

Each Fund is managed by a team of portfolio managers led by James H. Evans. Mr. Evans has served as portfolio manager of the TABS Short-Term Fund since it commenced operations in March 2009 and as a portfolio manager of the TABS Intermediate-Term Fund since it commenced operations in February 2010. He is Chief Investment Officer, Fixed Income of Parametric and has been employed by the Eaton Vance organization for more than five years.

Brian C. Barney and Devin J. Cooch are members of the TABS Short-Term Fund management team. Mr. Barney has managed the Fund since June 2010. He is a Managing Director, Institutional Portfolio Management of Parametric and has been employed by the Eaton Vance organization for more than five years. Mr. Cooch has managed the Fund since July 2013. He is a Director, Portfolio Management of Parametric and has been employed by the Eaton Vance organization for more than five years.

Brian C. Barney and Christopher J. Harshman are members of the TABS Intermediate-Term Fund management team. Both have managed the Fund since June 2010. For information on Mr. Barney, please see above. Mr. Harshman is a Director, Portfolio Management of Parametric and has been employed by the Eaton Vance organization for more than five years.

December 13, 2019	34045 12.13.19